Exhibit 99.1

Building relationships for over

Analyst Presentation August 2007

Safe Harbor Statement

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS “BELIEVE”, “EXPECT”, “SEEK”, AND “INTEND” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH

FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE

COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD-LOOKING STATEMENTS. A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agenda

Overview of Cooperative Bankshares Market Area

Financial Highlights

Trading Data

Summary

Overview of Cooperative Bankshares

Who We Are Today

$891.6 million bank holding company headquartered in Wilmington, NC

Subsidiaries: Cooperative Bank and Lumina Mortgage Company

109-year operating history in Eastern NC

Traded on NASDAQ National Market under the symbol “COOP”

21 financial centers and 4 loan offices in North Carolina (including Lumina) and 1 financial center in South Carolina

History

Cooperative Bank formed in 1898 as a mutual thrift

Converted to stock savings bank in 1991

Formed holding company in 1994

Acquired Lumina Mortgage in 2002

Adopted a North Carolina commercial bank charter in 2002

Opened four new financial centers in 2003 (two in December)

Issued $15 million of trust preferred securities in 2005

Acquired Bank of Jefferson in 2007

Executive Management

Name	Title	Age	Experience
Frederick Willetts, III	Chairman, President & CEO	58	34 Years
O.C. Burrell, Jr.	Chief Operating Officer	58	35 Years
Todd L. Sammons, CPA	Chief Financial Officer	46	21 Years
Dickson B. Bridger	Mortgage Lending	47	24 Years

Market Analysis

Footprint

Retail Branches

Mortgage Offices

Market Analysis

Wilmington, NC

Southeastern coastal metropolitan area

Significant economic benefit of the 1990 expansion of Interstate I-40 to Wilmington

Growth in tourism, retirees and housing

Attraction of major employers such as PPD, GE, Dupont, Verizon and Corning

Largest employer – New Hanover Regional Medical Center (4,600 employees)

Nicknamed “Hollywood of the East” the film and TV industry is a major factor in Wilmington’s economic growth

Education – UNC-Wilmington is a public university with over 12,000 students

Sources: Wilmington Regional Film Commission, Inc. and Wilmingtontoday.com

Market Analysis

Wilmington, NC

2006 MSA population of 326,000

Ranked among top 5% of MSAs for population growth by percentage (37.2%) from 1990 to 2000

Population growth expected to nearly double the national average over the next five years

Household income up 68% since 1989

MSA region includes New Hanover, Brunswick and Pender counties.

Source: U.S. Census data, 2006 and SNL Financial.

Financial Highlights

Financial Snapshot

Dollars in thousands except per share data, as of June 30, 2007

Total Assets	$891,567
Total Deposits (Increased 88% since 2003)	$690,798
Total Equity	$61,365
LTM Net Income	$8,557
LTM EPS	$1.29
Book Value per Common Share	$9.37
LTM ROA	1.01%
LTM ROE	14.74%
Shares Outstanding	6,547,332
Insider Control as of 6/30/2007*	25.67%

* Includes 227,576 stock options that are immediately exercisable.

Assets ($Millions)

13.5% compound annual growth

$900

$800

$700

$600

$500

$400

$300

2002 $504

2003 $502

2004 $550

2005 $746

2006 $860

Jun 30 $892

2007

Total Net Loans ($Millions)

15.2% compound annual growth

$800

$750

$700

$650

$600

$550

$500

$450

$400

$350

$300

2002 $417

2003 $408

2004 $457

2005 $642

2006 $758

Jun 30 $787

2007

Loan Composition

Dec. 2002

Equity Lines 4%

Multi-Family 4%

Commercial Real Estate 22%

Comm’l Industrial, Agricultural 3%

Consumer 2%

Other 0%

Construction & Development 13%

1-4 Family 52%

Dec. 2006

Equity Lines 3%

Multi-Family 2%

Commercial Real Estate 21%

Comm’l, Industrial, Agricultural 3%

Consumer 1%

Other 0%

Construction & Development 22%

1-4 Family 48%

Source: Annual Report data as of December 31, 2002 and December 31, 2006.

Deposits ($Millions)

15.8% compound annual growth

$700

$650

$600

$550

$500

$450

$400

$350

$300

2002 $357

2003 $367

2004 $415

2005 $565

2006 $662

Jun 30 $691

2007

Net Income ($000s)

$8,000

$7,000

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

2002 $4,944

2003 $5,404

2004 $4,681

2005 $5,502

2006 $7,640

Jun 30 2007 $4,169

Earnings Per Share*

$1.50

$1.00

$0.50

$0.00

2002 $0.77

2003 $0.83

2004 $0.71

2005 $0.84

2006 $1.15

Jun 30 2007 $0.63

*

Per share information is computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect to the two 3-for-2 stock splits in the form of a 50% stock dividend declared on January 19, 2005 and May 31, 2006.

Asset Quality

	2002	2003	2004	2005	2006	June 30, 2007
Non-Performing Assets / Total Assets	0.24%	0.05%	0.04%	0.01%	0.23%	0.24%
Non-Performing Loans / Gross Loans1	0.15%	0.07%	0.05%	0.00%	0.17%	0.20%
Net Charge Offs / Average Loans	0.08%	0.06%	0.02%	0.01%	0.11%	0.02	% 2
Loan Loss Reserves / Gross Loans1	0.74%	0.85%	0.96%	1.05%	1.02%	1.05%
Loan Loss Reserves / Non-Performing
Loans	502.9%	1,291.0%	2,102.9%	21,134.4%	600.8%	520.7	%.
1.	Gross Loans do not include Loans Held For Sale.
2.	Annualized

Trading Data

Trading Data

Data as of June 30, 2007

Stock Price	$16.52
Market Capitalization	$108.2 million
LTM P/E	12.81x
Dividend Yield	1.21%

Summary

Long-Term Strategy

Continue transition to community bank

Explore acquisitions in existing and adjoining markets

Continue to increase profitability

Maintain high asset quality

Expand into Coastal South Carolina

Reasons to Invest

Experienced management team with knowledge of local markets

Largest community bank based in Wilmington, NC MSA

Improved financial performance

Outstanding asset quality